UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

MAY 14, 2021

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa Oklahoma 74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Empire New Mexico LLC, a Delaware limited liability company and wholly owned subsidiary of Empire Petroleum Corporation (“Empire New Mexico”), entered into a purchase and sale agreement dated as of March 12, 2021 (the “Purchase Agreement”), with XTO Holdings, LLC, a subsidiary of ExxonMobil (“Seller”), pursuant to which, among other things, Empire New Mexico agreed to acquire certain oil and gas properties from Seller in New Mexico comprising of 702 gross wells and approximately 47,200 gross acres (40,580 net acres) in Lea County. The oil and gas assets produce from the Eunice Monument field. Under the Purchase Agreement, (a) the purchase price is $17,800,000 (subject to customary adjustments), (b) Empire New Mexico wired a deposit of $1,780,000 to Seller on March 12, 2021 using cash on hand, (c) the effective date of the transactions is January 1, 2021, and (d) the scheduled closing date was April 26, 2021. Empire New Mexico and Seller agreed to extend the closing date to May 14, 2021. The Purchase Agreement also contains various representations and warranties, covenants, indemnities, limitations of liability and other terms and conditions that are customary for transactions similar to the transactions contemplated by the Purchase Agreement. The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Purchase Agreement, a copy of which is filed as Exhibit 2.1 attached hereto.

On May 14, 2021, the transactions contemplated under the Purchase Agreement were closed. Empire New Mexico paid an adjusted purchase price of approximately $16,089,000 in connection with such closing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Purchase and Sale Agreement dated as of March 12, 2021, by and between Empire New Mexico LLC and XTO Holdings, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: May 17, 2021	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President